AGREEMENT AND PLAN OF SHARE EXCHANGE

      THIS AGREEMENT AND PLAN OF SHARE EXCHANGE is entered into as of December 1, 2005 by and between 110 Media Group, Inc., a Delaware corporation ("ONTN"), and Global Portals Online, Inc., a Florida corporation ("Global").

                                    RECITALS:

      A. Each of the parties has previously executed and delivered a letter dated October 20, 2005 (the "Letter of Intent").

      B. Each of the parties desires that ONTN acquire all of the issued and outstanding shares of common stock, par value $.0001 per share of Global (the "Global Common Stock") in exchange for shares of common stock, par value $.001 per share of ONTN (the "ONTN Common Stock"). Such transaction is hereinafter referred to as the "Exchange."

      C. The Board of Directors of ONTN (i) has determined that the Exchange is consistent with and in furtherance of the long-term business strategy of ONTN and fair to, and in the best interests of, ONTN and its shareholders and (ii) has approved this Agreement and Plan of Share Exchange (the "Agreement"), the Exchange and the other transactions contemplated by this Agreement. None of the aforesaid actions by the Board of Directors of ONTN has been amended, rescinded or modified.

      D. The Board of Directors of Global (i) has determined that the Exchange is consistent with and in furtherance of the long-term business strategy of Global and fair to, and in the best interests of, Global and its stockholders,
(ii) has approved this Agreement, the Exchange and the other transactions contemplated by this Agreement, (iii) has adopted a resolution declaring the Exchange advisable, and (iv) has determined to recommend that the stockholders of Global adopt this Agreement. None of the aforesaid actions by the Board of Directors of Global has been amended, rescinded or modified.

      E. The holders of Twenty-Seven Million Six Hundred Five Thousand Two Hundred Sixty-Four (27,605,264) shares of Global Common Stock, constituting ninety-four and seven-tenths percent (94.7%) of the issued and outstanding shares of Global Common Stock, have executed written consents approving the transactions contemplated by this Agreement, including the Exchange.

      NOW, THEREFORE, in consideration of the Recitals, and the respective representations, warranties, covenants and agreements of ONTN and Global set forth in this Agreement, each of ONTN and Global agrees as follows:

                                    ARTICLE I

                               Certain Definitions

      1.1 Certain Definitions. The following terms shall have the following respective meanings when utilized in this Agreement:

            "Affiliate" shall mean, with respect to any specified Person, any other Person which, directly or indirectly, controls, or is controlled by or is under common control with, such specified Person. For purposes of this definition, the concept of "control," when used with respect to any specified Person, shall signify the possession of the power to direct the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities or partnership or other equity or ownership interests, by contract or otherwise.

            "Agreement" shall mean this Agreement and Plan of Share Exchange, together with the Exhibits attached hereto.

            "Certificates" shall have the meaning set forth in Section 2.5(b) below.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

            "Closing" shall have the meaning set forth in Article III of this Agreement.

            "Closing Date" shall have the meaning set forth in Article III of this Agreement.

            "Dissenting Shareholder" and "Dissenting Shareholders" shall have the respective meanings set forth in Section 2.9 below.

            "Exchange" shall have the meaning set forth in the Recitals.

            "Effective Time" shall have the meaning set forth in Section 2.4 below.

            "Exhibits" shall mean, collectively, the exhibits attached hereto.

            "Expenses" shall have the meaning set forth in Section 9.2 below.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            "GAAP" shall mean, as of the date of determination, accounting principles set forth as generally accepted in then currently effective (a) Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants or (b) Statements of the Financial Accounting
Standards Board. The term "consistently applied," as used in connection with such term, shall mean that the accounting principles applied are consistent in all material respects to those applied at a prior date or for a prior period.

            "Global"  shall  mean  Global  Portals   Online,   Inc.,  a  Florida
corporation.

            "Global  Acquisition  Proposal"  shall have the meaning set forth in
Section 6.3(s) below.

            "Global Common Stock" shall have the meaning set forth in the Recitals.

            "Global December 31, 2004 Financial Statements" shall mean the audited consolidated balance sheets of Global as of December 31, 2004 and December 31, 2003 and the related consolidated statements of income and cash flows for the years ended December 31, 2004 and December 31, 2003 of Global, all certified by Bouwhuis, Morrill & Company, Global's independent registered public accounting firm, whose audit reports thereon are included therewith.

            "Global June 30, 2005 Balance Sheet" shall mean the unaudited consolidated balance sheet of Global as of June 30, 2005.

            "Global June 30, 2005 Financial Statements" shall mean the unaudited consolidated balance sheet of Global as of June 30, 2005, together with the related statements of income and cash flows for the three and six month periods ended June 30, 2005.

            "Governmental  Approvals"  shall  mean any  authorization,  consent,
approval,   license,   lease,  ruling,  permit,  tariff,  rate,   certification,
exemption, filing or registration by or with any Governmental Entity.

            "Governmental Entity" shall mean any national, federal, state or local government, any political subdivision thereof, or any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, agency, body or entity.

            "Governmental  Rules" shall mean any law, rule, treaty,  regulation, ordinance, code, order, judgment, decree, directive, guideline, policy, procedure or any similar form of decision of, or any interpretation or administration of, any of the foregoing by, any Governmental Entity.

            "Letter of Intent" shall have the meaning set forth in the Recitals.

            "Lien" shall mean, with respect to any asset, any mortgage, deed of trust, lien, pledge, negative pledge, hypothecation, security interest or other charge, encumbrance or restriction of any kind, or any other type of preferential arrangement (including any agreement to give any of the foregoing, any conditional sale agreement, capital lease or other title retention agreement, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) with respect to such asset, or any imperfection of title or adverse claim with respect to such asset.

            "ONTN" shall mean 110 Media Group, Inc., a Delaware corporation.

            "ONTN  Acquisition  Proposal"  shall have the  meaning  set forth in
Section 6.2(s) below.

            "ONTN Common Stock" shall have the meaning set forth in the Recitals.

            "ONTN December 31, 2004 Financial Statements" shall mean the audited consolidated balance sheets of ONTN as of December 31, 2004 and December 31, 2003 and the related consolidated statements of income and cash flows for the years ended December 31, 2004 and December 31, 2003 of ONTN, all certified by Marcum & Kliegman, LLP, ONTN's then independent registered public accounting firm, whose audit reports thereon are included therewith. The ONTN December 31, 2004 Financial Statements are included in ONTN's Annual Report on Form 10-KSB for the period ended December 31, 2004, which has been filed by ONTN with the SEC.

            "ONTN June 30, 2005 Balance Sheet" shall mean the unaudited consolidated balance sheet of ONTN as of June 30, 2005. The ONTN June 30, 2005 Balance Sheet is included in ONTN's Quarterly Report on Form 10-QSB for the period ended June 30, 2005, which has been filed by ONTN with the SEC.

            "ONTN June 30, 2005 Financial Statements" shall mean the unaudited consolidated balance sheet of ONTN as of June 30, 2005, together with the related unaudited statements of income and cash flows for the three and six month periods ended June 30, 2005. The "ONTN June 30, 2005 Financial Statements" are included in ONTN's Quarterly Report on Form 10-QSB for the period ended June 30, 2005, which has been filed by ONTN with the SEC.

            "ONTN SEC Reports" shall have the meaning set forth in Section 4.7(a) below.

            "Person" shall mean any individual, person, sole proprietorship, company, corporation, partnership, joint venture, trust, association, entity or Governmental Entity, or any group composed of any of the foregoing.

            "SEC"  shall  mean  the  United  States   Securities   and  Exchange
Commission.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Transfer" shall mean any sale, assignment, transfer, conveyance, exchange, gift, pledge, hypothecation, encumbrance or other disposition of any security. Without limiting the generality of the immediately preceding sentence, the term "Transfer" shall include any exchange or disposition of securities resulting from the reorganization or recapitalization of a Person or the merger or consolidation of a Person into or with another Person.

      1.2 Interpretation. In this Agreement, the singular includes the plural and the plural includes the singular; words importing any gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography, facsimile reproduction and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation;" references to articles, sections exhibits, annexes or schedules are to those of this Agreement unless otherwise indicated; references to agreements and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement; and references to Persons include their respective successors and assigns and, in the case of Governmental Entities, Persons succeeding to their respective functions and capacities.

                                   ARTICLE II

                             Plan of Share Exchange

      2.1 Exchange. As of the Effective Time (as such term is hereinafter defined), all of the shareholders of Global not dissenting from the Exchange shall exchange all of the issued and outstanding shares of Global Common Stock for an aggregate of Eleven Million Four Hundred Forty-Two Thousand Four Hundred Forty-Six (11,442,446) shares of ONTN Common Stock, on the basis of Two and Fifty-Four One Hundredths (2.54) shares of Global Common Stock for one share of ONTN Common Stock, and Global will become a wholly-owned subsidiary of ONTN.

      2.2 Satisfaction of Rights of Global Shareholders. All shares of ONTN Common Stock into which shares of Global Common Stock shall have been converted and become exchangeable pursuant to the Exchange shall be deemed to have been paid in full satisfaction of such converted shares of Global Common Stock.

      2.3 Fractional Shares. The shares of ONTN Common Stock issued pursuant to the Exchange shall be rounded to the nearest whole share of ONTN Common Stock, and no fractional shares of ONTN Common Stock shall be issued pursuant to the Exchange.

      2.4 Articles of Share Exchange. As promptly as possible after the Closing, ONTN shall Articles of Share Exchange in substantially the form of Exhibit A attached hereto with the Secretary of State of the State of Florida. The date and time that the Articles of Share Exchange are so filed is hereinafter referred to as the "Effective Time."

      2.5 Surrender of Certificates.

            (a) ONTN to Provide Shares. Promptly after the Effective Time, ONTN shall make available in accordance with this Article II the ONTN Common Stock issuable pursuant to this Article II in exchange for the outstanding shares of Global Common Stock.

            (b) Exchange Procedure. Promptly after the Effective Time, ONTN shall mail to each holder of record (as of the Effective Time) of a certificate or certificates, which immediately prior to the Effective Time represented outstanding shares of Global Common Stock (collectively, the "Certificates") (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to ONTN and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of ONTN Common Stock. Upon surrender of Certificates for cancellation to ONTN, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates shall be entitled to receive in exchange therefor certificates representing the number of shares of ONTN Common Stock into which their shares of Global Common Stock were converted pursuant to this Article II, and the Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Certificates will be deemed, from and after the Effective Time, to evidence only the ownership of the number of whole shares of ONTN Common Stock into which such shares of Global Common Stock shall have been so converted.

            (c) Transfers of Ownership. If certificates representing shares of ONTN Common Stock are to be issued in a name other than that in which the Certificates surrendered in exchange therefore are registered, it will be a condition of the issuance thereof that the Certificates so surrendered be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange have (i) paid to ONTN or any agent designated by it any transfer or other taxes required by reason of the issuance of certificates representing ONTN Common Stock in any name other than that of the registered holder of the Certificates surrendered, or (ii) established to the reasonable satisfaction of ONTN or any agent designated by it that such tax has been paid or is not payable.

            (d) Restricted Securities. The shares of ONTN Common Stock issued to the shareholders of Global shall constitute restricted securities as such term is defined in Rule 144 promulgated by the SEC under the Securities Act. Each certificate representing shares of ONTN Common Stock shall bear a legend in substantially the following form:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state law. These securities may not be offered for sale or sold in the absence of an effective registration statement under the Act and applicable state law, or an opinion of counsel reasonably satisfactory to the issuer and its counsel that registration is not required."

            (e) Required Withholding. ONTN shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Global Common Stock such amounts as may be required to be deducted or withheld therefrom under the Code or other state, local or foreign tax law. To the extent that any such amount is so deducted or withheld, such amount shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

            (f) No Liability.  Notwithstanding  anything to the contrary in this
Article II, neither ONTN nor Global shall be liable to a holder of ONTN Common Stock or Global Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

      2.6 Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, the ONTN shall issue and pay in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof or an officer of Global, certificates representing the ONTN Common Stock into which the shares of Global Common Stock represented by such Certificates were converted pursuant to this
Article II; provided, however, that ONTN may, in its discretion and as a condition precedent to the issuance of such certificates representing ONTN Common Stock require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against ONTN or Global with respect to the Certificates alleged to have been lost, stolen or destroyed.

      2.7 Tax Treatment. It is intended by the parties hereto that the Exchange shall constitute a tax-free reorganization pursuant to the provisions of Section 368(a)(l)(B) of the Code (and comparable provisions of any applicable state or local laws). Both prior to and after the Effective Time, each party's books and records shall be maintained, and all federal, state and local income tax returns and schedules thereto shall be filed in a manner consistent with, the Exchange being qualified as a tax-free reorganization pursuant to the provisions of
Section 368(a)(l)(B) of the Code (and comparable provisions of any applicable state or local laws).

      2.8 Accounting Treatment. The Exchange shall be accounted for as a "reverse acquisition."

      2.9 Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, to the extent provided by the Florida Business Corporation Act, ONTN will not make any payment of shares of ONTN Common Stock in exchange for shares of Global Common Stock held by any person (each a "Dissenting Shareholder" and collectively, the "Dissenting Shareholders") who elects to demand appraisal of his or her shares and duly and timely complies with all of the provisions of the Florida Business Corporation Act concerning the right of holders of Global Common Stock to require appraisal of their shares, but such Dissenting Shareholders shall have the right to receive such consideration from ONTN as may be determined to be due such Dissenting Shareholders pursuant to the laws of the State of Florida. If, after the Effective Time, a Dissenting Shareholder withdraws his or her demand for appraisal or fails to perfect or otherwise loses his or her right of appraisal, in any case pursuant to the Florida Business Corporation Act, each of his or her shares of Global Common Stock will be deemed to be converted as of the Effective Time into the right to receive shares of ONTN Common Stock pursuant to this Article II.

                                   ARTICLE III

                                     Closing

      Subject to the provisions of Article VIII and IX of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Winderweedle, Haines, Ward & Woodman, P.A., 390 North Orange Avenue, Suite 1500, Orlando, Florida 32801, at 10:00 a.m., Eastern time, on December 8, 2005, or such other place, time or date as the parties may mutually determine. Notwithstanding the provisions of the immediately preceding sentence hereof, in no event shall the Closing take place later than Decmber 31, 2005. The time and date of the Closing are hereinafter referred to as the "Closing Date."

                                   ARTICLE IV

                  Representations and Warranties Regarding ONTN

      In order to induce Global to execute and deliver this Agreement, and to consummate the transactions contemplated hereby, ONTN represents and warrants to Global as follows:

      4.1 Corporate Organization and Good Standing.

            (a) ONTN is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. ONTN is qualified to transact business as a foreign corporation in every jurisdiction where the character of its activities requires such qualification. ONTN has all requisite corporate power, franchises, licenses and authority to own, lease and operate its respective assets and properties and to carry on its business as presently conducted.

            (b) The business of ONTN is not conducted directly or indirectly by means of any wholly or partially owned subsidiary or direct or indirect interest in any other corporation, partnership, joint venture, association or other Person, except as is set forth in the ONTN Disclosure Letter.

            (c) True, correct and complete copies of the Articles of Incorporation of ONTN, certified by the Secretary of State of the State of Delaware, and of the Bylaws of ONTN, certified by the Secretary of ONTN, all as in effect on the date hereof, have been delivered to Global. A true, correct and complete copy of the minute book of ONTN has been previously delivered to Global.

      4.2 Capitalization of ONTN. The authorized capital stock of ONTN consists solely of Ten Million (10,000,000) shares of Preferred Stock, par value $.001 per share, and One Hundred Million (100,000,000) shares of ONTN Common Stock. No shares of Preferred Stock are issued and outstanding, and Five Million Two Hundred One Thousand One Hundred Twelve (5,201,112) shares of ONTN Common Stock are issued and outstanding. No other shares of ONTN's capital stock, whether preferred or common, are authorized, issued or outstanding. All of the issued and outstanding shares of ONTN Common Stock are duly and validly issued and outstanding, fully paid and nonassessable, and none of the issued and outstanding shares of ONTN Common Stock were issued in violation of the preemptive rights of any Person.

      4.3 Options, Warrants and Rights. There are no authorized, issued, outstanding or contemplated subscriptions, options, warrants, calls, rights, commitments, contracts or other agreements of any nature whatsoever which obligate ONTN to issue or sell any shares of its capital stock, including without limitation shares of ONTN Common Stock, or any securities convertible into or evidencing the right to purchase or subscribe for any shares of its capital stock, including without limitation shares of ONTN Common Stock. Except as set forth in the ONTN Disclosure Letter and except for this Agreement, there are no authorized, outstanding or contemplated agreements or understandings, whether written or oral, with respect to the voting, sale or Transfer of any shares of capital stock of ONTN, including without limitation the shares of ONTN Common Stock.

      4.4 Compliance with Certain Instruments. Except as is set forth in the ONTN Disclosure Letter, ONTN is in full compliance with all of the provisions of each and every one of the agreements, contracts, leases, notes, mortgages, commitments and undertakings to which it is a party or by which it or any of its properties or assets is bound. ONTN has not received any notice, whether oral or written, to the effect that a default has occurred under any of the provisions of any such agreements, contracts, leases, notes, mortgages, commitments or undertakings, and, except as is set forth in the ONTN Disclosure Letter, the management of ONTN is not aware of any fact which would lead it to believe that any such default (with or without the giving of notice or the lapse of time or both) has occurred. ONTN has not waived any right or remedy under any of such agreements, contracts, leases, notes, mortgages, commitments or undertakings.

      4.5 Consents and Approvals; Conflict with Other Instruments. Except for any required waivers, consents or approvals set forth in the ONTN Disclosure Letter, the execution, delivery and performance by ONTN and the consummation of the transactions contemplated hereby:

            (a) do not and will not violate (with or without the giving of notice or the lapse of time or both) any Governmental Rule, or require consent or approval from any Governmental Entity; and

            (b) do not and will not require any consent or approval under, and do not and will not conflict with, or result in the breach or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of ONTN under, or result in the creation of any Lien upon any or all of the properties, assets or business of ONTN pursuant to, its Certificate of Incorporation or Bylaws or any indenture, mortgage, deed of trust, lease, licensing agreement, contract, instrument or other agreement, or any Governmental Rule, to which ONTN is a party or by which it or any of its assets or properties are bound.

      4.6 Books and Records. The books and records of ONTN (including without limitation the books and records of account) are all true, correct and complete, and fairly reflect a true record of the business and affairs of ONTN.

      4.7 ONTN SEC Filings and Financial Statements.

            (a) ONTN has filed all forms, reports and documents required to be filed by it with the SEC. All such required forms, reports and documents (including the financial statements, exhibits and schedules thereto and those documents that ONTN may file subsequent to the date hereof) are collectively referred to herein as the "ONTN SEC Reports." As of their respective dates, the ONTN SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such ONTN SEC Reports and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (b) Each of the ONTN December 31, 2004 Financial Statements and the ONTN June 30, 2005 Financial Statements (including, in each case, any related notes thereto) were prepared in accordance with the books and records of ONTN, are true, correct and complete, were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved, and each fairly presents the consolidated financial position of ONTN as of the respective dates thereof and the consolidated results of its operations and cash flows and stockholder equity for the periods indicated.

      4.8 Absence of Undisclosed Liabilities.

            (a) ONTN does not have any liabilities or obligations, whether absolute, contingent, accrued, asserted, unasserted or otherwise, other than (i) those appearing and fully reserved against on the ONTN Balance Sheet, (ii) those specifically referred to and quantified in the notes included in the ONTN June 30, 2005 Financial Statements, (iii) those set forth in the ONTN Disclosure Letter and (iv) those to be incurred between the date of this Agreement and the Closing Date in transactions in the ordinary and usual course of business of ONTN.

            (b) Except for checks and drafts endorsed in the ordinary and usual course of business, ONTN has not guaranteed any obligation or indebtedness of any Person.

      4.9 Changes in Business. Except as set forth in the ONTN Disclosure Letter, since June 30, 2005:

            (a) there has not been any material adverse change in the financial condition, assets, properties, liabilities, business, affairs or operations of ONTN;

            (b) there has not been any damage, destruction or loss as a result of any event (whether or not covered by insurance), including without limitation fire, explosion, pollution, accident, earthquake, lightning, weather, hurricane, tornado, smoke, hail, flood, Act of God, strike, work stoppage, lockout, combination of workmen, sabotage, condemnation, riot, civil disturbance, vandalism, terrorism, war or act of public enemy, or any cancellation of any supplier, license, lease, sales or other agreement to which ONTN is a party, which adversely affects the assets, properties, business, affairs or operations of ONTN;

            (c) ONTN has not engaged in any activity or entered into or carried out any transaction, other than in the ordinary and usual course of its business, or experienced any occurrence or circumstance which has had or might be expected to have a material adverse effect on ONTN's financial condition, results of operations, assets, properties, liabilities, business, affairs or operations;

            (d) ONTN has not paid or committed itself to pay to or for the benefit of any its directors, officers, employees or any other Person, any salary, wage, bonus, profit-sharing, pension, retirement, deferred compensation, severance or termination payment, or any other form of direct or indirect bonus, special compensation or benefit, other than in the ordinary and usual course of its business consistent with prior practices;

            (e) ONTN has not made or permitted itself to make, amend, modify, or cancel any agreement, waive any right of value, or engaged in any activity, which may have the effect of accelerating the payment of any purchase price, fee or other amount in connection with any of its accounts payable or other obligations;

            (f) ONTN has not written down the value of any asset reflected on the ONTN June 30, 2005 Balance Sheet, nor written off as uncollectible or otherwise any note or account receivable or portion thereof reflected on the ONTN June 30, 2005 Balance Sheet;

            (g) there has not been any amendment or termination, or any notice of any proposed amendment or termination, of any contract, agreement, instrument, plan, lease or license to which ONTN is a party or by which it or any of its assets or properties may be bound;

            (h) there has not been any cancellation or termination or any threatened cancellation or termination by any supplier of goods or services to ONTN;

            (i) there has not been granted, modified, amended or terminated any Lien with respect to any asset or property of ONTN, any commitment made or liability incurred by ONTN, any cancellation or compromise of any debt or claim of ONTN, or any disposition, or agreement for disposition, of any asset or property of ONTN, other than in the ordinary and usual course of business of ONTN;

            (j) there has not been any labor strike, labor dispute or any attempt by any labor union to organize any of the employees of ONTN, nor any threat of any labor strike, labor dispute or attempt to organize employees of ONTN;

            (k) there has not been any charge filed against or with respect ONTN involving or relating to any unlawful employment practice or occupational safety or health standard pursuant to any federal, state or local law, nor any threat of the filing of any such charge;

            (l) there has been no issuance of any purchase order by ONTN for properties, assets, goods or services, or any incurrence by ONTN of any liability, other than in the ordinary and usual course of ONTN's business;

            (m) ONTN has not made or permitted itself to make any distribution of its assets by way of declaration or payment of any dividend, redemption or purchase of any shares of capital stock or other securities of ONTN, including without limitation shares of ONTN Common Stock, or otherwise;

            (n) ONTN has not incurred or become subject to any claim or liability for damages or alleged damages for any actual or alleged negligence, products liability or other tort or breach of contract or otherwise;

            (o) ONTN has not undertaken any borrowing or loan transaction (whether as lender or borrower) with any Person, including without limitation any director, officer, employee, shareholder or Affiliate of ONTN;

            (p) ONTN has not offered, issued or sold, or agreed to offer, issue or sell, any of its shares of capital stock or other securities of ONTN, including without limitation shares of ONTN Common Stock, or granted or agreed to grant any option, warrant or other right to acquire any of its shares of capital stock or other securities of ONTN, including without limitation shares of ONTN Common Stock; and

            (q) ONTN has not entered into, or agreed to enter into, any merger, consolidation or sale of all or substantially all of its assets and properties.

      4.10  Disputes  and  Litigation.  Except  as is  set  forth  in  the  ONTN
Disclosure Letter, there is no claim, arbitration, litigation, proceeding or governmental investigation in progress, pending or threatened against or affecting ONTN or the properties, assets, business, affairs or operations of ONTN. Except as is set forth in the ONTN Disclosure Letter, ONTN does not have any dispute in progress, pending or threatened, involving, with or against any supplier, creditor, customer, landlord, licensor or other third party with whom or with which ONTN does business, nor with any of the employees of ONTN, nor with any other Person. The management of ONTN has no knowledge of any fact or circumstance which might lead it to believe that any dispute or litigation involving or affecting ONTN or its properties, assets, business, affairs or operations might arise. ONTN is not subject to any judgment, order, writ, injunction or decree of any court or governmental authority.

      4.11 Properties and Assets. The properties and assets owned by ONTN include:

            (a) the properties and assets reflected on the ONTN June 30, 2005 Balance Sheet, except for those properties and assets of ONTN which were disposed of at not less than their respective fair market values subsequent to June 30, 2005 in the ordinary and usual course of ONTN's business; and

            (b) the properties and assets acquired by ONTN subsequent to June 30, 2005 in the ordinary and usual course of its business, other than those properties and assets subsequently disposed of at not less than their respective fair market values in the ordinary and usual course of ONTN's business.

ONTN is in possession of all of the properties and assets owned or leased by it or required for the conduct of business in the ordinary and usual course thereof.

      4.12 Title to Property. ONTN holds good, valid and marketable title to all of its properties and assets (which includes without limitation all of those properties and assets described in Section 4.11 above), free and clear of any and all Liens, other than (a) Liens for taxes not yet due and payable, and (b) such Liens as are listed in the ONTN Disclosure Letter.

      4.13 Condition of Assets. All of the properties and assets owned, leased or utilized by ONTN in its business, whether real, personal or mixed, are in good condition and repair, ordinary wear and tear excepted, are in good operating order and are fit for the purposes for which they are used and are intended to be used.

      4.14 Real Property Ownership. ONTN does not own any real property.

      4.15 Real Property Leases.

            (a) The ONTN Disclosure Letter sets forth a true, correct and complete list of all of the real property leases to which ONTN is a party as tenant, including the street address of each property, the name and address of each landlord and property manager and the expiration date of each lease. True, correct and complete copies of each such lease, and any and all amendments, modifications and extensions thereof, have previously been delivered to Global.

            (b) Except as is set forth in the ONTN Disclosure Letter, ONTN is not in default under any real property lease to which it is a party, and there has not occurred and there does not exist under any such lease, any event of default or event which, with notice or the lapse of time or both, would constitute a default. Except as is set forth in the ONTN Disclosure Letter, ONTN has not received any notice of noncompliance with any applicable Governmental Rule relating to any real property as to which it is a tenant or the condemnation of any real property as to which it is a tenant.

      4.16  Related  Party  Transactions.  Except  as is set  forth  in the ONTN
Disclosure Letter, ONTN has no receivables owing by, or payables owing to, any of its shareholders, directors, officers or other employees, or their relatives, or by any Affiliate of any of them. Except as is set forth in the ONTN
Disclosure Letter, since January 1, 2003, ONTN has not engaged in any transaction with any of its shareholders, directors, officers or other employees, or their relatives, or any Affiliate of any of them, which is not disclosed in the ONTN SEC Reports.

      4.17 Intangible Personal Property.

            (a) The ONTN Disclosure Letter sets forth a true, correct and complete list of all customer and supplier lists, franchises, non-competition covenants, patents, patent applications, inventions, trademarks, trademark application, copyrights, trade names, licenses and securities which are owned, used by or accrue to the benefit of ONTN, including, where applicable, the jurisdiction or jurisdictions in which such items are licensed or registered. Such scheduled items of intangible personal property are all of the items of intangible personal property required and necessary for ONTN to conduct its business as presently conducted.

            (b) Except as is set forth in the ONTN Disclosure Letter, ONTN is the sole and exclusive owner of, and has the unrestricted right to use, each of the scheduled items of intangible personal property. No claims or demands have been asserted against ONTN with respect to any of the scheduled items of intangible personal property and no proceedings have been instituted, are pending or have been threatened which challenge the rights of ONTN with respect to any of such items of intangible personal property. There are no facts known to the management of ONTN which might reasonably serve as the basis, in whole or in part, of any claim that any asset utilized by ONTN infringes upon the rights of any other Person, or of any claim that ONTN has not, in all material respects, performed all obligations required to be performed by it, or of any claim that ONTN is in default in any respect under or with respect to any of such items of intangible personal property. The ONTN Disclosure Letter sets forth the name, address and percentage of ownership of any Person, other than ONTN, who or which owns each item of intangible personal property which ONTN uses and specifies the date of the agreement authorizing such use. True, correct and complete copies of all such agreements have previously been delivered to Global.

            (c) Except as is set forth in the ONTN Disclosure Letter, since the beginning of the negotiations culminating in the execution of this Agreement, no action has been taken by ONTN or any of its officers, directors, employees or agents with respect to any item of intangible property, which will have an adverse effect upon the goodwill of ONTN, including without limitation its relationship with any supplier or customer, other than those actions customarily taken and consistent with the ordinary and usual business practices of ONTN and as incidents of its day-to-day operations of its business as heretofore conducted. During the one year period preceding the beginning of negotiations between ONTN and Global, information as to or contained in customer and supplier lists, and other similar items, have not been made available to any Person, other than Global, except to the extent that disclosure thereof may have been required by any Governmental Rule or by any Governmental Entity having jurisdiction with respect thereto.

            (d) Upon the consummation of the transactions contemplated by this Agreement, Global will have the exclusive and unrestricted right to grant the right to use the trade name, logo and other intangible property associated with the operation of the business of ONTN.

      4.18 Written and Oral Contracts and Commitments. The ONTN Disclosure Letter sets forth a true, correct and complete list with respect to ONTN of (a) each and every oral and written contract or commitment involving more than One Thousand Dollars ($1,000) for the purchase or sale of goods, supplies, equipment, capital assets, products or services, (b) each and every oral and written contract with or commitment to any employee, officer or consultant, (c) each and every oral and written contract or commitment evidencing or providing for any financing of ONTN or its business or assets, (d) each and every oral and written contract or commitment for sales representation, (e) each and every oral and written supplier or subcontractor agreement, (f) each and every service contract not terminable by ONTN on thirty days notice and (g) each and every oral and written contract and commitment not entered into by ONTN in the ordinary and usual course of its business or which is material as to amount or effect on its business or which may materially affect its suppliers, customers or accounts.

True, correct and complete copies of each and every one of the written contracts and commitments and true, correct and complete summaries of each and every one of the oral contracts and commitments listed in the ONTN Disclosure Letter have previously been delivered to Global. All of the contracts and commitments listed or described in the ONTN Disclosure Letter are valid, binding, in full force and effect and enforceable in accordance with their respective terms, and no occurrence or circumstance exists which constitutes a breach or default or which by lapse of time and/or by giving of notice would constitute a breach or defaults by any party thereto (including without limitation ONTN) under any such contract or commitment. ONTN is not a party to, or otherwise bound by, any contract or commitment to purchase above the current market price, or to sell below its current list price, any supplies, equipment capital assets, products or services. ONTN is not a party to or otherwise bound by any contract or commitment (whether or not listed in the ONTN Disclosure Letter) which is adverse, onerous or harmful to its business.

      4.19 Promissory Notes. The ONTN Disclosure Letter sets forth a true, correct and complete list of all notes payable and all notes receivable to which ONTN is a party, including the names of the other parties thereto, the interest rates and terms of payment. A true, correct and complete copy of each and every one of the notes listed in the ONTN Disclosure Letter has previously been delivered to Global.

      4.20 Insurance. ONTN has maintained such insurance against loss or damage of the kinds and the amounts customarily insured against by corporations similarly situated, with reputable companies, or with a Governmental Entity, as is adequate both as to the type and amount of coverage to protect the assets and business of ONTN. The properties of ONTN of an insurable nature are adequately insured under such policies. The ONTN Disclosure Letter sets forth a true, correct and complete list of all policies of insurance, and any pending claims thereunder, related to the assets, properties, business and operations of ONTN. True, correct and complete copies of all such insurance policies have previously been delivered to Global.

      4.21 Employees.

            (a) ONTN has never been a party to any collective bargaining agreement or other labor agreement.

            (b) The ONTN Disclosure Letter sets forth a true, correct and complete list of all written employment, profit sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, welfare, benefit or incentive plans or contracts (including all plan descriptions, actuarial statements and other reports relating thereto), to which ONTN is a party or by which it is bound. Except as is set forth in the ONTN Disclosure Letter, ONTN is not in default with respect to any of the agreements, contracts and plans listed therein and all such agreements, contracts and plans are in full compliance with all Governmental Rules. None of such agreements, contracts or plans is subject to ERISA.

            (c) The ONTN Disclosure Letter sets forth a true, correct and complete list of all oral and written plans or agreements to which ONTN is a party and which grant "fringe benefits" of any nature to the employees of ONTN, including without limitation vacation plans or programs, leave plans or programs, employee discounts and related benefits. True, correct and complete copies of all written agreements, plans and programs and summaries of all oral agreements and commitments have been previously delivered to Global.

            (d) The ONTN Disclosure Letter sets forth a true, correct and complete list of the names of all employees of ONTN, together with their respective job titles and the amount of their respective compensation and fringe benefits.

            (e) ONTN is in substantial compliance with Governmental Rules with respect to employment, wages and hours. ONTN is not engaged in any unfair labor practice, nor are any unfair labor practice complaints against it filed with or threatened to be filed with or by any employee, the National Labor Relations Board, Equal Employment Opportunity Commission, Department of Labor or any other Governmental Entity. ONTN is in substantial compliance with all applicable Governmental Rules with respect to occupational safety and health standards and has not received any complaints from any employee or any Governmental Entity alleging any violation of any Governmental Rule with respect to occupational safety and health standards.

      4.22 Taxes.

            (a) Except as is set forth in the ONTN Disclosure Letter, all tax returns (including information returns) and reports required by any applicable Governmental Rule to be filed prior to the date hereof have been duly filed by ONTN and were true, correct and complete as of the date of filing. Except as is set forth in the ONTN Disclosure Letter, all taxes, assessments, fees, penalties, interest and other governmental charges with respect to ONTN which have become due and payable have been paid. Except as is set forth in the ONTN Disclosure Letter, the provisions for taxes with respect to all Governmental Entities reflected in the ONTN June 30, 2005 Financial Statements are adequate to cover the liabilities of ONTN for such taxes with respect to the periods then ended and for all prior periods. Except as is set forth in the ONTN Disclosure Letter, there is no pending or threatened claim by any Governmental Entity against, or with respect to, ONTN for payment of additional taxes for any period prior to the date hereof, in excess of the amount of the provisions therefor referred to in the preceding sentence. All monies required to be withheld by ONTN from employees for income taxes, social security taxes and unemployment insurance taxes have been collected or withheld, and either paid to the respective Governmental Entities, or set aside in accounts for such purpose, or accrued, reserved against, and entered upon the books of ONTN. The consummation of the transactions contemplated by this Agreement will not result in the imposition of any additional taxes or other assessments on ONTN.

            (b) There have previously been delivered to Global copies of the federal income and state income and franchise tax returns of ONTN for the taxable years ended December 31, 2004, 2003 and 2002 and, except as set forth in the ONTN Disclosure Letter, the taxes paid and payable as reflected thereon state accurately the total tax payable for the period designated. No income, franchise, sales and other federal, state and local tax returns have been audited by the appropriate taxing authorities. ONTN has not executed any waiver of any statute of limitations against assessment or collection of taxes, nor has any such waiver been executed or is in force with respect or applicable to ONTN.

      4.23 Banks. The ONTN Disclosure Letter sets forth a true, correct and complete list of each and every bank account of, and safe deposit box leased by, ONTN, together with the identifying numbers thereof and the names of all persons authorized to draw thereon or have access thereto.

      4.24 Compliance with Law.

            (a) The business of ONTN has at all times been conducted in substantial compliance with all applicable Governmental Rules, and there is no Governmental Rule which would restrict ONTN from carrying on its business and operations in the same manner as presently conducted. ONTN has not received any notice, claim or complaint that it has not conducted or is not presently conducting its business in accordance with all Governmental Rules.

            (b)  ONTN  has  obtained  all   Governmental   Approvals  under  all
applicable Governmental Rules in order to conduct its business as presently conducted, and all Governmental Approvals are in full force and effect.

            (c) The ONTN Disclosure Letter sets forth a true, correct and complete list of all of the Governmental Approvals relating to the business and operations of ONTN under all applicable Governmental Rules, including all registrations, permits or licenses of its officers and employees and any Person otherwise affiliated with it. All of such Governmental Approvals are in full force and effect. No proceedings have been instituted or threatened with a view toward terminating or limiting any such Governmental Approvals and none of such Governmental Approvals are subject to any outstanding order, decree, judgment or stipulation, investigation or proceeding. A true, correct and complete copy of each and every one of the Governmental Approvals listed or described in the ONTN Disclosure Letter has been previously delivered to Global.

      4.25 No Brokerage. No broker, finder or Person acting in a similar capacity has been employed or retained by ONTN or any of its Affiliates in connection with the transactions contemplated by this Agreement, and no Person is entitled to receive any brokerage, finders' or similar fee or commission in connection with this Agreement and the transactions contemplated hereby.

      4.26 ONTN Disclosure Letter. All of the facts recited in the ONTN Disclosure Letter are true, correct and complete and shall be deemed to be representations and warranties of fact as though set forth in this Article IV.

      4.27 Full Disclosure. No representation or warranty made by ONTN in this Agreement, and no certification to be furnished by ONTN to Global pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

                                    ARTICLE V

                 Representations and Warranties Regarding Global

      In order to induce ONTN to execute and deliver this Agreement, and to consummate the transactions contemplated hereby, Global represents and warrants to ONTN as follows:

      5.1 Corporate Organization and Good Standing.

            (a) Global is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Global is qualified to transact business as a foreign corporation in every jurisdiction where the character of its activities requires such qualification. Global has all requisite corporate power, franchises, licenses and authority to own, lease and operate its respective assets and properties and to carry on its business as presently conducted.

            (b) The business of Global is not conducted directly or indirectly by means of any wholly or partially owned subsidiary or direct or indirect interest in any other corporation, partnership, joint venture, association or other Person.

            (c) True, correct and complete copies of the Articles of Incorporation of Global, certified by the Secretary of State of the State of Florida, and of the Bylaws of Global, certified by the Secretary of Global, all as in effect on the date hereof, have been delivered to ONTN. A true, correct and complete copy of the minute book of Global has been previously delivered to ONTN.

      5.2 Capitalization of Global. The authorized capital stock of Global consists solely of Five Million (5,000,000) shares of Preferred Stock, par value $.0001 per share, and Five Hundred Million (500,000,000) shares of Global Common Stock. No shares of Preferred Stock and Twenty-Nine Million One Hundred Fifty Thousand Eight (29,150,008) shares of Global Common Stock are issued and outstanding. No other shares of Global's capital stock, whether preferred or common, are authorized, issued or outstanding. All of the issued and outstanding shares of Global Common Stock are duly and validly issued and outstanding, fully paid and nonassessable, and none of the issued and outstanding shares of Global Common Stock were issued in violation of the preemptive rights of any Person.

      5.3 Options, Warrants and Rights. There are no authorized, issued, outstanding or contemplated subscriptions, options, warrants, calls, rights, commitments, contracts or other agreements of any nature whatsoever which obligate Global to issue or sell any shares of its capital stock, including without limitation shares of Global Common Stock, or any securities convertible into or evidencing the right to purchase or subscribe for any shares of its capital stock, including without limitation shares of Global Common Stock. Except as set forth in the Global Disclosure Letter and except for this Agreement, there are no authorized, outstanding or contemplated agreements or understandings, whether written or oral, with respect to the voting, sale or Transfer of any shares of capital stock of Global, including without limitation the shares of Global Common Stock.

      5.4 Compliance with Certain Instruments. Except as is set forth in the Global Disclosure Letter, Global is in full compliance with all of the provisions of each and every one of the agreements, contracts, leases, notes, mortgages, commitments and undertakings to which it is a party or by which it or any of its properties or assets is bound. Global has not received any notice, whether oral or written, to the effect that a default has occurred under any of the provisions of any such agreements, contracts, leases, notes, mortgages, commitments or undertakings, and, except as is set forth in the Global Disclosure Letter, the management of Global is not aware of any fact which would lead it to believe that any such default (with or without the giving of notice or the lapse of time or both) has occurred. Global has not waived any right or remedy under any of such agreements, contracts, leases, notes, mortgages, commitments or undertakings.

      5.5 Consents and Approvals; Conflict with Other Instruments. Except for any required waivers, consents or approvals set forth in the Global Disclosure Letter, the execution, delivery and performance by Global and the consummation of the transactions contemplated hereby:

            (a) do not and will not violate (with or without the giving of notice or the lapse of time or both) any Governmental Rule, or require consent or approval from any Governmental Entity; and

            (b) do not and will not require any consent or approval under, and do not and will not conflict with, or result in the breach or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of Global under, or result in the creation of any Lien upon any or all of the properties, assets or business of Global pursuant to, its Articles of Incorporation or Bylaws or any indenture, mortgage, deed of trust, lease, licensing agreement, contract, instrument or other agreement, or any Governmental Rule, to which Global is a party or by which it or any of its assets or properties are bound.

      5.6 Books and Records. The books and records of Global (including without limitation the books and records of account) are all true, correct and complete, and fairly reflect a true record of the business and affairs of Global.

      5.7 Global Financial Statements. The Global December 31, 2004 Financial Statements and the Global June 30, 2005 Financial Statements have previously been delivered to ONTN. Each of the Global December 31, 2004 Financial Statements and the Global June 30, 2005 Financial Statements (including, in each case, any related notes thereto) were prepared in accordance with the books and records of Global, are true, correct and complete, were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved, and each fairly presents the consolidated financial position of Global as of the respective dates thereof and the consolidated results of its operations and cash flows and stockholder equity for the periods indicated.

      5.8 Absence of Undisclosed Liabilities.

            (a) Global does not have any liabilities or obligations, whether absolute, contingent, accrued, asserted, unasserted or otherwise, other than (i) those appearing and fully reserved against on the Global June 30, 2005 Balance Sheet, (ii) those specifically referred to and quantified in the notes included in the Global June 30, 2005 Financial Statements, (iii) those set forth in the Global Disclosure Letter and (iv) those to be incurred between the date of this Agreement and the Closing Date in transactions in the ordinary and usual course of business of Global.

            (b) Except for checks and drafts endorsed in the ordinary and usual course of business, Global has not guaranteed any obligation or indebtedness of any Person.

      5.9 Changes in Business. Except as set forth in the Global Disclosure Letter, since June 30, 2005:

            (a) there has not been any material adverse change in the financial condition, assets, properties, liabilities, business, affairs or operations of Global;

            (b) there has not been any damage, destruction or loss as a result of any event (whether or not covered by insurance), including without limitation fire, explosion, pollution, accident, earthquake, lightning, weather, hurricane, tornado, smoke, hail, flood, Act of God, strike, work stoppage, lockout, combination of workmen, sabotage, condemnation, riot, civil disturbance, vandalism, terrorism, war or act of public enemy, or any cancellation of any supplier, license, lease, sales or other agreement to which Global is a party, which adversely affects the assets, properties, business, affairs or operations of Global;

            (c) Global has not engaged in any activity or entered into or carried out any transaction, other than in the ordinary and usual course of its business, or experienced any occurrence or circumstance which has had or might be expected to have a material adverse effect on Global's financial condition, results of operations, assets, properties, liabilities, business, affairs or operations;

            (d) Global has not paid or committed itself to pay to or for the benefit of any its directors, officers, employees or any other Person, any salary, wage, bonus, profit-sharing, pension, retirement, deferred compensation, severance or termination payment, or any other form of direct or indirect bonus, special compensation or benefit, other than in the ordinary and usual course of its business consistent with prior practices;

            (e) Global has not made or permitted itself to make, amend, modify, or cancel any agreement, waive any right of value, or engaged in any activity, which may have the effect of accelerating the payment of any purchase price, fee or other amount in connection with any of its accounts payable or other obligations;

            (f) Global has not written down the value of any asset reflected on the Global June 30, 2005 Balance Sheet, nor written off as uncollectible or otherwise any note or account receivable or portion thereof reflected on the Global June 30, 2005 Balance Sheet;

            (g) there has not been any amendment or termination, or any notice of any proposed amendment or termination, of any contract, agreement, instrument, plan, lease or license to which Global is a party or by which it or any of its assets or properties may be bound;

            (h) there has not been any cancellation or termination or any threatened cancellation or termination by any supplier of goods or services to Global;

            (i) there has not been granted, modified, amended or terminated any Lien with respect to any asset or property of Global, any commitment made or liability incurred by Global, any cancellation or compromise of any debt or claim of Global, or any disposition, or agreement for disposition, of any asset or property of Global, other than in the ordinary and usual course of business of Global;

            (j) there has not been any labor strike, labor dispute or any attempt by any labor union to organize any of the employees of Global, nor any threat of any labor strike, labor dispute or attempt to organize employees of Global;

            (k) there has not been any charge filed against or with respect Global involving or relating to any unlawful employment practice or occupational safety or health standard pursuant to any federal, state or local law, nor any threat of the filing of any such charge;

            (l) there has been no issuance of any purchase order by Global for properties, assets, goods or services, or any incurrence by Global of any liability, other than in the ordinary and usual course of Global's business;

            (m) Global has not made or permitted itself to make any distribution of its assets by way of declaration or payment of any dividend, redemption or purchase of any shares of capital stock or other securities of Global, including without limitation shares of Global Common Stock, or otherwise;

            (n) Global has not incurred or become subject to any claim or liability for damages or alleged damages for any actual or alleged negligence, products liability or other tort or breach of contract or otherwise;

            (o) Global has not undertaken any borrowing or loan transaction (whether as lender or borrower) with any Person, including without limitation any director, officer, employee, shareholder or Affiliate of Global;

            (p) Global has not offered, issued or sold, or agreed to offer, issue or sell, any of its shares of capital stock or other securities of Global, including without limitation shares of Global Common Stock, or granted or agreed to grant any option, warrant or other right to acquire any of its shares of capital stock or other securities of Global, including without limitation shares of Global Common Stock; and

            (q) Global has not entered into, or agreed to enter into, any merger, consolidation or sale of all or substantially all of its assets and properties.

      5.10 Disputes and Litigation. Except as is set forth in the Global Disclosure Letter, there is no claim, arbitration, litigation, proceeding or governmental investigation in progress, pending or threatened against or affecting Global or the properties, assets, business, affairs or operations of Global. Except as is set forth in the Global Disclosure Letter, Global does not have any dispute in progress, pending or threatened, involving, with or against any supplier, creditor, customer, landlord, licensor or other third party with whom or with which Global does business, nor with any of the employees of Global, nor with any other Person. The management of Global has no knowledge of any fact or circumstance which might lead it to believe that any dispute or litigation involving or affecting Global or its properties, assets, business, affairs or operations might arise. Global is not subject to any judgment, order, writ, injunction or decree of any court or governmental authority.

      5.11 Properties and Assets. The properties and assets owned by Global include:

            (a) the properties and assets reflected on the Global June 30, 2005 Balance Sheet, except for those properties and assets of Global which were disposed of at not less than their respective fair market values subsequent to June 30, 2005 in the ordinary and usual course of Global's business; and

            (b) the properties and assets acquired by Global subsequent to June 30, 2005 in the ordinary and usual course of its business, other than those properties and assets subsequently disposed of at not less than their respective fair market values in the ordinary and usual course of Global's business.

Global is in possession of all of the properties and assets owned or leased by it or required for the conduct of business in the ordinary and usual course thereof.

      5.12 Title to Property. Global holds good, valid and marketable title to all of its properties and assets (which includes without limitation all of those properties and assets described in Section 5.11 above), free and clear of any and all Liens, other than (a) Liens for taxes not yet due and payable, and (b) such Liens as are listed in the Global Disclosure Letter.

      5.13 Condition of Assets. All of the properties and assets owned, leased or utilized by Global in its business, whether real, personal or mixed, are in good condition and repair, ordinary wear and tear excepted, are in good operating order and are fit for the purposes for which they are used and are intended to be used.

      5.14 Real Property Ownership. Global does not own any real property.

      5.15 Real Property Leases.

            (a) The Global Disclosure Letter sets forth a true, correct and complete list of all of the real property leases to which Global is a party as tenant, including the street address of each property, the name and address of each landlord and property manager and the expiration date of each lease. True, correct and complete copies of each such lease, and any and all amendments, modifications and extensions thereof, have previously been delivered to ONTN.

            (b) Except as is set forth in the Global Disclosure Letter, Global is not in default under any real property lease to which it is a party, and there has not occurred and there does not exist under any such lease, any event of default or event which, with notice or the lapse of time or both, would constitute a default. Except as is set forth in the Global Disclosure Letter, Global has not received any notice of noncompliance with any applicable Governmental Rule relating to any real property as to which it is a tenant or the condemnation of any real property as to which it is a tenant.

      5.16 Related Party Transactions. Except as is set forth in the Global Disclosure Letter, Global has no receivables owing by, or payables owing to, any of its shareholders, directors, officers or other employees, or their relatives, or by any Affiliate of any of them. Except as is set forth in the Global
Disclosure Letter, since January 1, 2003, Global has not engaged in any transaction with any of its shareholders, directors, officers or other employees, or their relatives, or any Affiliate of any of them.

      5.17 Intangible Personal Property.

            (a) The Global Disclosure Letter sets forth a true, correct and complete list of all customer and supplier lists, franchises, non-competition covenants, patents, patent applications, inventions, trademarks, trademark application, copyrights, trade names, licenses and securities which are owned, used by or accrue to the benefit of Global, including, where applicable, the jurisdiction or jurisdictions in which such items are licensed or registered. Such scheduled items of intangible personal property are all of the items of intangible personal property required and necessary for Global to conduct its business as presently conducted.

            (b) Except as is set forth in the Global Disclosure Letter, Global is the sole and exclusive owner of, and has the unrestricted right to use, each of the scheduled items of intangible personal property. No claims or demands have been asserted against Global with respect to any of the scheduled items of intangible personal property and no proceedings have been instituted, are pending or have been threatened which challenge the rights of Global with respect to any of such items of intangible personal property. There are no facts known to the management of Global which might reasonably serve as the basis, in whole or in part, of any claim that any asset utilized by Global infringes upon the rights of any other Person, or of any claim that Global has not, in all material respects, performed all obligations required to be performed by it, or of any claim that Global is in default in any respect under or with respect to any of such items of intangible personal property. The Global Disclosure Letter sets forth the name, address and percentage of ownership of any Person, other than Global, who or which owns each item of intangible personal property which Global uses and specifies the date of the agreement authorizing such use. True, correct and complete copies of all such agreements have previously been delivered to ONTN.

            (c) Except as is set forth in the Global Disclosure Letter, since the beginning of the negotiations culminating in the execution of this Agreement, no action has been taken by Global or any of its officers, directors, employees or agents with respect to any item of intangible property, which will have an adverse effect upon the goodwill of Global, including without limitation its relationship with any supplier or customer, other than those actions customarily taken and consistent with the ordinary and usual business practices of Global and as incidents of its day-to-day operations of its business as heretofore conducted. During the one year period preceding the beginning of negotiations between Global and ONTN, information as to or contained in customer and supplier lists, and other similar items, have not been made available to any Person, other than ONTN, except to the extent that disclosure thereof may have been required by any Governmental Rule or by any Governmental Entity having jurisdiction with respect thereto.

      5.18 Written and Oral Contracts and Commitments. The Global Disclosure Letter sets forth a true, correct and complete list with respect to Global of
(a) each and every oral and written contract or commitment involving more than One Thousand Dollars ($1,000) for the purchase or sale of goods, supplies, equipment, capital assets, products or services, (b) each and every oral and written contract with or commitment to any employee, officer or consultant, (c) each and every oral and written contract or commitment evidencing or providing for any financing of Global or its business or assets, (d) each and every oral and written contract or commitment for sales representation, (e) each and every oral and written supplier or subcontractor agreement, (f) each and every service contract not terminable by Global on thirty days notice and (g) each and every oral and written contract and commitment not entered into by Global in the ordinary and usual course of its business or which is material as to amount or effect on its business or which may materially affect its suppliers, customers or accounts.

True, correct and complete copies of each and every one of the written contracts and commitments and true, correct and complete summaries of each and every one of the oral contracts and commitments listed in the Global Disclosure Letter have previously been delivered to ONTN. All of the contracts and commitments listed or described in the Global Disclosure Letter are valid, binding, in full force and effect and enforceable in accordance with their respective terms, and no occurrence or circumstance exists which constitutes a breach or default or which by lapse of time and/or by giving of notice would constitute a breach or defaults by any party thereto (including without limitation Global) under any such contract or commitment. Global is not a party to, or otherwise bound by, any contract or commitment to purchase above the current market price, or to sell below its current list price, any supplies, equipment capital assets, products or services. Global is not a party to or otherwise bound by any contract or commitment (whether or not listed in the Global Disclosure Letter) which is adverse, onerous or harmful to its business.

      5.19 Promissory Notes. The Global Disclosure Letter sets forth a true, correct and complete list of all notes payable and all notes receivable to which Global is a party, including the names of the other parties thereto, the interest rates and terms of payment. A true, correct and complete copy of each and every one of the notes listed in the Global Disclosure Letter has previously been delivered to ONTN.

      5.20 Insurance. Global has maintained such insurance against loss or damage of the kinds and the amounts customarily insured against by corporations similarly situated, with reputable companies, or with a Governmental Entity, as is adequate both as to the type and amount of coverage to protect the assets and business of Global. The properties of Global of an insurable nature are adequately insured under such policies. The Global Disclosure Letter sets forth a true, correct and complete list of all policies of insurance, and any pending claims thereunder, related to the assets, properties, business and operations of Global. True, correct and complete copies of all such insurance policies have previously been delivered to ONTN.

      5.21 Employees.

            (a) Global has never been a party to any collective bargaining agreement or other labor agreement.

            (b) The Global Disclosure Letter sets forth a true, correct and complete list of all written employment, profit sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, welfare, benefit or incentive plans or contracts (including all plan descriptions, actuarial statements and other reports relating thereto), to which Global is a party or by which it is bound. Except as is set forth in the Global Disclosure Letter, Global is not in default with respect to any of the agreements, contracts and plans listed therein and all such agreements, contracts and plans are in full compliance with all Governmental Rules. None of such agreements, contracts or plans is subject to ERISA.

            (c) The Global Disclosure Letter sets forth a true, correct and complete list of all oral and written plans or agreements to which Global is a party and which grant "fringe benefits" of any nature to the employees of Global, including without limitation vacation plans or programs, leave plans or programs, employee discounts and related benefits. True, correct and complete copies of all written agreements, plans and programs and summaries of all oral agreements and commitments have been previously delivered to ONTN.

            (d) The Global Disclosure Letter sets forth a true, correct and complete list of the names of all employees of Global, together with their respective job titles and the amount of their respective compensation and fringe benefits.

            (e) Global is in substantial compliance with Governmental Rules with respect to employment, wages and hours. Global is not engaged in any unfair labor practice, nor are any unfair labor practice complaints against it filed with or threatened to be filed with or by any employee, the National Labor Relations Board, Equal Employment Opportunity Commission, Department of Labor or any other Governmental Entity. Global is in substantial compliance with all applicable Governmental Rules with respect to occupational safety and health standards and has not received any complaints from any employee or any Governmental Entity alleging any violation of any Governmental Rule with respect to occupational safety and health standards.

      5.22 Taxes.

            (a) Except as is set forth in the Global Disclosure Letter, all tax returns (including information returns) and reports required by any applicable Governmental Rule to be filed prior to the date hereof have been duly filed by Global and were true, correct and complete as of the date of filing. Except as is set forth in the Global Disclosure Letter, all taxes, assessments, fees, penalties, interest and other governmental charges with respect to Global which have become due and payable have been paid. Except as is set forth in the Global Disclosure Letter, the provisions for taxes with respect to all Governmental Entities reflected in the Global June 30, 2005 Financial Statements are adequate to cover the liabilities of Global for such taxes with respect to the periods then ended and for all prior periods. Except as is set forth in the Global Disclosure Letter, there is no pending or threatened claim by any Governmental Entity against, or with respect to, Global for payment of additional taxes for any period prior to the date hereof, in excess of the amount of the provisions therefor referred to in the preceding sentence. All monies required to be withheld by Global from employees for income taxes, social security taxes and unemployment insurance taxes have been collected or withheld, and either paid to the respective Governmental Entities, or set aside in accounts for such purpose, or accrued, reserved against, and entered upon the books of Global. The consummation of the transactions contemplated by this Agreement will not result in the imposition of any additional taxes or other assessments on Global.

            (b) There have previously been delivered to ONTN copies of the federal income and state income and franchise tax returns of Global for the taxable years ended December 31, 2004, 2003 and 2002 and, except as set forth in the Global Disclosure Letter, the taxes paid and payable as reflected thereon state accurately the total tax payable for the period designated. No income, franchise, sales and other federal, state and local tax returns have been audited by the appropriate taxing authorities. Global has not executed any waiver of any statute of limitations against assessment or collection of taxes, nor has any such waiver been executed or is in force with respect or applicable to Global.

      5.23 Banks. The Global Disclosure Letter sets forth a true, correct and complete list of each and every bank account of, and safe deposit box leased by, Global, together with the identifying numbers thereof and the names of all persons authorized to draw thereon or have access thereto.

      5.24 Compliance with Law.

            (a) The business of Global has at all times been conducted in substantial compliance with all applicable Governmental Rules, and there is no Governmental Rule which would restrict Global from carrying on its business and operations in the same manner as presently conducted. Global has not received any notice, claim or complaint that it has not conducted or is not presently conducting its business in accordance with all Governmental Rules.

            (b) Global has obtained all Governmental Approvals under all applicable Governmental Rules in order to conduct its business as presently conducted, and all Governmental Approvals are in full force and effect.

            (c) The Global Disclosure Letter sets forth a true, correct and complete list of all of the Governmental Approvals relating to the business and operations of Global under all applicable Governmental Rules, including all registrations, permits or licenses of its officers and employees and any Person otherwise affiliated with it. All of such Governmental Approvals are in full force and effect. No proceedings have been instituted or threatened with a view toward terminating or limiting any such Governmental Approvals and none of such Governmental Approvals are subject to any outstanding order, decree, judgment or stipulation, investigation or proceeding. A true, correct and complete copy of each and every one of the Governmental Approvals listed or described in the Global Disclosure Letter has been previously delivered to ONTN.

      5.25 No Brokerage. No broker, finder or Person acting in a similar capacity has been employed or retained by Global or any of its Affiliates in connection with the transactions contemplated by this Agreement, and no Person is entitled to receive any brokerage, finders' or similar fee or commission in connection with this Agreement and the transactions contemplated hereby.

      5.26  Global  Disclosure  Letter.  All of the facts  recited in the Global
Disclosure Letter are true, correct and complete and shall be deemed to be representations and warranties of fact as though set forth in this Article V.

      5.27 Full Disclosure. No representation or warranty made by Global in this Agreement, and no certification to be furnished by Global to ONTN pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE VI

                       Conduct Prior to the Effective Time

      6.1. Conduct of Business by the Parties. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing Date, each of ONTN and Global shall carry on its respective businesses in the ordinary and usual course in substantially the same manner as heretofore conducted and in substantial compliance with all applicable laws and regulations, pay their respective debts and taxes when due. subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, subject to good faith disputes over such obligations, and use their commercially reasonable efforts consistent with past practices and policies to (i) preserve intact their present business organizations, (ii) keep available the services of each of their present officers and employees, respectively, and (iii) preserve their relationships with customers, suppliers, distributors, licensors, licensees and others with which each party has business dealings material to its respective business.

      6.2 Certain Covenants of ONTN.  Without limiting the generality of Section
6.1 above as it relates to ONTN, during the period commencing on the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing Date, ONTN shall not do any of the following:

            (a) incur any liability or obligation, make any commitment or disbursement, acquire or dispose of any property or asset, make any contract or agreement, or engage in any transaction, other than in the ordinary and usual course of its business;

            (b) issue any purchase order for goods, assets or services, other than in the ordinary and usual course of its business, or make any capital expenditure, other than those required to maintain its assets and property in a state of ordinary and usual repair;

            (c) subject any of its property or assets to any Lien, except for Liens for taxes not yet due and payable and any Liens set forth in the ONTN Disclosure Letter;

            (d) increase or decrease, or agree to increase or decrease, the rate of compensation of any employee whose present rate of compensation exceeds Twenty-Five Thousand Dollars ($25,000) per annum or increase, or agree to increase, the present rate of compensation of any employee whose present rate of compensation is less than Twenty-Five Thousand Dollars ($25,000) per annum to a rate in excess of Twenty-Five Thousand Dollars ($25,000) per annum;

            (e) create, modify, amend, extend or modify any employee benefit plan, or increase or decrease any severance or termination pay benefit or any other fringe benefits of any employee of ONTN;

            (f) sell all or substantially all, or agree to sell all or substantially all, of its assets;

            (g) merge or consolidate, or agree to merge or consolidate, with any Person;

            (h) amend or modify in any manner its Certificate of Incorporation or Bylaws;

            (i) offer, sell or issue any shares of it capital stock, or offer, sell or issue any option, warrant, convertible security or other right to acquire any shares of its capital stock;

            (j) declare or pay any dividend or make any other distribution with respect to its capital stock, or directly or indirectly redeem, purchase or acquire any shares of its issued and outstanding shares of capital stock;

            (k) cancel, amend or modify any policy of insurance or permit any such policy to lapse or terminate;

            (l) commit any unlawful act or breach or violate any Governmental Rule;

            (m) acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any Person or division thereof, or otherwise acquire or agree to enter into any joint venture, strategic partnership or strategic investment;

            (n) sell or Transfer any properties or assets except in the ordinary and usual course of business consistent with past practice;

            (o) incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of ONTN, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

            (p) except in the ordinary and usual course of business consistent with past practice, materially modify or amend, or terminate, any contract or agreement set forth in the ONTN Disclosure Letter or waive, delay the exercise of, release or assign any material rights or claims thereunder;

            (q) except as required by GAAP, revalue any of its assets or make any change in its accounting methods, principles or practices;

            (r) make any tax election or accounting method change (except as required by GAAP) inconsistent with past practice that, individually or in the aggregate, is reasonably likely to adversely affect in any material respect the tax liability or tax attributes of ONTN, settle or compromise any tax liability or consent to any extension or waiver of any limitation period with respect to taxes;

            (s) communicate, solicit, initiate, encourage or participate in any discussions or negotiations with regard to any proposal to acquire, directly or indirectly, any securities of ONTN, including without limitation shares of ONTN Common Stock or to invest any funds in ONTN, whether such proposal, acquisition, investment or other transaction involves a stock sale, a tender offer, exchange offer, merger or other business combination involving ONTN or for the acquisition of a substantial portion of the assets of ONTN. ONTN shall immediately communicate to Global the identity of the other party and the initial terms of any proposal it or any of its shareholders, directors, officers or agents may receive from any other party in respect of any of the above-referenced proposals (each an "ONTN Acquisition Proposal"). The Board of Directors of ONTN shall not (i) withdraw or modify or propose to withdraw or modify, their approval of this Agreement, (ii) approve any letter of intent, agreement in principle, acquisition agreement or similar agreement relating to any ONTN Acquisition Proposal or (iii) approve or recommend, or propose to approve or recommend, any ONTN Acquisition Proposal, or (iv) enter into an agreement to do any of the foregoing;

            (t) do anything, or fail to do anything, which would cause a breach or default in any contract, agreement, commitment or obligation to which ONTN is a party or by which it or any of its assets may be bound; or

            (u) engage in any activity or enter into any transaction which would be inconsistent with any of the representations and warranties of ONTN set forth in this Agreement if such representations and warranties were made as of a date subsequent to such activity or transaction and all references to the date of this Agreement were deemed to be such latter date.

      6.3 Certain  Covenants  of Global.  Without  limiting  the  generality  of
Section 6.1 above as it relates to Global, during the period commencing on the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing Date, Global shall not do any of the following:

            (a) incur any liability or obligation, make any commitment or disbursement, acquire or dispose of any property or asset, make any contract or agreement, or engage in any transaction, other than in the ordinary and usual course of its business; (b) issue any purchase order for goods, assets or services, other than in the ordinary and usual course of its business, or make any capital expenditure, other than those required to maintain its assets and property in a state of ordinary and usual repair;

            (c) subject any of its property or assets to any Lien, except for Liens for taxes not yet due and payable and any Liens set forth in the Global Disclosure Letter;

            (d) increase or decrease, or agree to increase or decrease, the rate of compensation of any employee whose present rate of compensation exceeds Twenty-Five Thousand Dollars ($25,000) per annum or increase, or agree to increase, the present rate of compensation of any employee whose present rate of compensation is less than Twenty-Five Thousand Dollars ($25,000) per annum to a rate in excess of Twenty-Five Thousand Dollars ($25,000) per annum;

            (e) create, modify, amend, extend or modify any employee benefit plan, or increase or decrease any severance or termination pay benefit or any other fringe benefits of any employee of Global;

            (f) sell all or substantially all, or agree to sell all or substantially all, of its assets;

            (g) merge or consolidate, or agree to merge or consolidate, with any Person;

            (h) amend or modify in any manner its Articles of Incorporation or Bylaws;

            (i) offer, sell or issue any shares of it capital stock, or offer, sell or issue any option, warrant, convertible security or other right to acquire any shares of its capital stock;

            (j) declare or pay any dividend or make any other distribution with respect to its capital stock, or directly or indirectly redeem, purchase or acquire any shares of its issued and outstanding shares of capital stock;

            (k) cancel, amend or modify any policy of insurance or permit any such policy to lapse or terminate;

            (l) commit any unlawful act or breach or violate any Governmental Rule;

            (m) acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any Person or division thereof, or otherwise acquire or agree to enter into any joint venture, strategic partnership or strategic investment;

            (n) sell or Transfer any properties or assets except in the ordinary and usual course of business consistent with past practice;

            (o) incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Global, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

            (p) except in the ordinary and usual course of business consistent with past practice, materially modify or amend, or terminate, any contract or agreement set forth in the Global Disclosure Letter or waive, delay the exercise of, release or assign any material rights or claims thereunder;

            (q) except as required by GAAP, revalue any of its assets or make any change in its accounting methods, principles or practices;

            (r) make any tax election or accounting method change (except as required by GAAP) inconsistent with past practice that, individually or in the aggregate, is reasonably likely to adversely affect in any material respect the tax liability or tax attributes of Global, settle or compromise any tax liability or consent to any extension or waiver of any limitation period with respect to taxes;

            (s) communicate, solicit, initiate, encourage or participate in any discussions or negotiations with regard to any proposal to acquire, directly or indirectly, any securities of Global, including without limitation shares of Global Common Stock or to invest any funds in Global, whether such proposal, acquisition, investment or other transaction involves a stock sale, a tender offer, exchange offer, merger or other business combination involving Global or for the acquisition of a substantial portion of the assets of Global. Global shall immediately communicate to Global the identity of the other party and the initial terms of any proposal it or any of its shareholders, directors, officers or agents may receive from any other party in respect of any of the above-referenced proposals (each a "Global Acquisition Proposal"). The Board of Directors of Global shall not (i) withdraw or modify or propose to withdraw or modify, their approval of this Agreement, (ii) approve any letter of intent, agreement in principle, acquisition agreement or similar agreement relating to any Global Acquisition Proposal or (iii) approve or recommend, or propose to approve or recommend, any Global Acquisition Proposal, or (iv) enter into an agreement to do any of the foregoing;

            (t) do anything, or fail to do anything, which would cause a breach or default in any contract, agreement, commitment or obligation to which Global is a party or by which it or any of its assets may be bound; or

            (u) engage in any activity or enter into any transaction which would be inconsistent with any of the representations and warranties of Global set forth in this Agreement if such representations and warranties were made as of a date subsequent to such activity or transaction and all references to the date of this Agreement were deemed to be such latter date.

      6.4 Furnishing of Information. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing Date:

            (a) ONTN shall (i) provide to Global and its representatives, during normal business hours or otherwise if so requested, full access to all of its properties, assets, personnel, books, agreements, commitments, files and records, in whatever form; (ii) furnish to Global and its representatives all data and information concerning the business, operations, assets, properties, liabilities, revenues, expenses and affairs of ONTN as Global and its representatives may reasonably request; (iii) use its best efforts to cause the past and present auditors and accounting personnel of ONTN to make available to Global and its representatives all financial information relating to ONTN as is reasonably requested, including the right to examine all working papers pertaining to audits and reviews previously or hereafter made by such auditors;
(iv) provide such cooperation as Global and its representatives may reasonably request in connection with any audit or review of ONTN which Global may direct its representatives to make; and (v) furnish to Global and its representatives true, correct and complete copies of all financial and operating statements of ONTN, tax returns of ONTN and all documents, agreements and instruments described herein or listed in the ONTN Disclosure Letter.

            (b) Global shall (i) provide to ONTN and its representatives, during normal business hours or otherwise if so requested, full access to all of its properties, assets, personnel, books, agreements, commitments, files and records, in whatever form; (ii) furnish to ONTN and its representatives all data and information concerning the business, operations, assets, properties, liabilities, revenues, expenses and affairs of Global as ONTN and its representatives may reasonably request; (iii) use its best efforts to cause the past and present auditors and accounting personnel of Global to make available to ONTN and its representatives all financial information relating to Global as is reasonably requested, including the right to examine all working papers pertaining to audits and reviews previously or hereafter made by such auditors;
(iv) provide such cooperation as ONTN and its representatives may reasonably request in connection with any audit or review of Global which ONTN may direct its representatives to make; and (v) furnish to ONTN and its representatives true, correct and complete copies of all financial and operating statements of Global, tax returns of Global and all documents, agreements and instruments described herein or listed in the Global Disclosure Letter.

                                   ARTICLE VII
                        Certain Agreements of the Parties

      7.1 Public Disclosure. The parties shall consult with each other and mutually agree as to the content and timing before issuing any press release or otherwise making any public statement with respect to the Exchange or this Agreement and will not issue any such press release or make any such public statement prior to such consultation and agreement.

      7.2 Commercially Reasonable Efforts; Notification.

            (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Exchange and the other transactions contemplated by this Agreement, including to accomplish the following: (i) causing the conditions precedent set forth in Article VIII to be satisfied; (ii) obtaining all necessary Governmental Approvals; (iii) making all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any); (iv) obtaining all consents, approvals or waivers from third parties required as a result of the transactions contemplated by this Agreement; (v) defending any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed; and (vi) executing or delivering any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

            (b) ONTN shall give prompt notice to Global upon becoming aware that any representation or warranty made by it contained in this Agreement has become untrue or inaccurate, or of any failure of ONTN to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, where the conditions set forth in Section 8.2 would not be satisfied as a result thereof; provided, however, that no such notification in and of itself shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

            (c) Global shall give prompt notice to ONTN upon becoming aware that any representation or warranty made by it contained in this Agreement has become untrue or inaccurate, or of any failure of Global to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, where the conditions set forth in Section 8.1 would not be satisfied as a result thereof; provided, however, that no such notification in and of itself shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

      7.3 Third Party Consents. ONTN and Global will each use its commercially reasonable efforts to obtain any consents, waivers and approvals under any of its respective agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby.

      7.4 ONTN Board of Directors. Prior to or at the Closing, the Board of Directors of ONTN, in accordance with applicable law and ONTN's Certificate of Incorporation and Bylaws, shall take all necessary action (which action may include the resignation of existing directors) (a) to cause the Board of Directors of Parent, as of the Closing Date, to consist of not more than five directors, with all of the directors designated by Global, and (b) to appoint William A. Mobley, Jr. as Chief Executive Officer of ONTN and Andre L. Forde as Chief Operating Officer of ONTN.

      7.5 ONTN Management. At the Closing:

            (a) ONTN shall enter into an Employment Agreement with William A. Mobley, Jr. in the form and substance attached as Exhibit B as Chief Executive Officer of ONTN.

            (b) ONTN shall enter into an Employment Agreement with Andre L. Forde in the form and substance attached as Exhibit C as Chief Operating Officer of ONTN.

      7.6 Confidentiality. Each of the parties shall hold all data and information obtained with respect to the other party in strict confidence and not use such data or information or disclose it to others, except (a) as permitted by the other party, (b) to the extent such data or information is published or is a matter of public knowledge or (c) as may be required by law or judicial or administrative process.

      7.7 SEC Reporting. As soon as practicable after the Effective Time, the Board of Directors of ONTN, in accordance with applicable law and the Certificate of Incorporation and Bylaws of Parent, shall take all necessary action and shall cause its authorized officers to make all necessary filings with the SEC, for ONTN to maintain its status as a reporting company pursuant to
Section 12(g)(1) of the Exchange Act.

      7.8 Financing. At or prior to Closing, ONTN shall issue and sell Six Hundred Ninety-Three Thousand Four Hundred Eighty-Two (693,482) post-reverse split shares of ONTN Common Stock for not less than Two Hundred Thousand Dollars ($200,000) in cash.

      7.9 Reverse Stock Split. Prior to Closing, ONTN shall effect a fifteen for one reverse stock split. Global acknowledges that ONTN has effected such reverse split.

      7.10 Formation of ONTN Subsidiary. At or prior to Closing, ONTN shall form a wholly-owned subsidiary corporation and transfer all of its Web 1000 technology to such subsidiary in consideration of such subsidiary's assumption of all of ONTN's indebtedness to third parties. Such indebtedness shall not exceed Seven Hundred Fifty Thousand Dollars ($750,000). Payment such indebtedness may be secured by a lien on the assets of such subsidiary.

      7.11 Survival; Remedies. None of the representations or warranties of the parties set forth in this Agreement shall survive the Closing, and the sole and exclusive remedy of either party for the material breach or violation of any such representation or warranty by the other party shall be the termination of this Agreement as provided in Article IX below. All of the covenants and obligations of the parties to this Agreement, which by their terms are to be performed or will become effective after the Closing, including without limitation those contained in Sections 2.4, 2.5, 2.6, 2.9 and 7.7 shall survive the Closing. All of the other covenants and agreements of the parties set forth in this Agreement shall not survive the Closing, and the sole and exclusive remedy of either party for the material breach or violation of any such covenant or agreement by the other party shall be the termination of this Agreement as provided in Article IX below.

                                  ARTICLE VIII

                         Conditions Precedent to Closing

      8.1 Conditions Precedent to Obligations of ONTN. The obligations of ONTN to consummate the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing Date of all of the following conditions precedent (any or all of which may be waived, in whole or in part, by ONTN in its discretion):

            (a) No preliminary or permanent injunction or other order issued by a court of competent jurisdiction or by any other Governmental Entity, nor any Governmental Rule enacted or promulgated subsequent to the date of this Agreement, which prohibits the consummation of the transactions contemplated hereby shall be in effect.

            (b) Global shall have performed in all material respects its obligations under this Agreement required to be performed by it on or prior to the Closing Date.

            (c) The representations and warranties of Global contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such time, except as affected by transactions contemplated hereby and except to the extent that any such representation or warranty is made as of a specified date (in which case such representation and warranty shall have been true and correct as of such date).

            (d) ONTN shall have received a certificate, dated the Closing Date, of the President of Global to the effect that the conditions precedent specified in paragraphs (b) and (c) of this Section 8.1 have been satisfied.

            (e) All audits and investigations of Global, its business, affairs and operations undertaken by Global shall have been completed to the reasonable satisfaction of Global.

            (f) There shall have been received all of the waivers, consents and approvals set forth in the ONTN Disclosure Letter and the Global Disclosure Letter.

      8.2 Conditions Precedent to the Obligations of Global. The obligations of Global to consummate the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing Date of all of the following conditions precedent (any or all of which may be waived, in whole or in part, by Global in its discretion):

            (a) No preliminary or permanent injunction or other order issued by a court of competent jurisdiction or by any other Governmental Entity, nor any Governmental Rule enacted or promulgated subsequent to the date of this Agreement, which prohibits the consummation of the transactions contemplated hereby shall be in effect.

            (b) Global shall have performed in all material respects its obligations under this Agreement required to be performed by it on or prior to the Closing Date.

            (c) The representations and warranties of ONTN contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such time, except as affected by transactions contemplated hereby and except to the extent that any such representation or warranty is made as of a specified date (in which case such representation and warranty shall have been true and correct as of such date).

            (d) Global shall have received a certificate, dated the Closing Date, of the President of ONTN to the effect that the conditions precedent specified in paragraphs (b) and (c) of this Section 8.2 have been satisfied.

            (e) All audits and investigations of ONTN, its business, affairs and operations undertaken by Global shall have been completed to the reasonable satisfaction of Global.

            (f) There shall have been received all of the waivers, consents and approvals set forth in the ONTN Disclosure Letter and the Global Disclosure Letter.

            (g) Global shall have received the written resignations of each and every director and officer of ONTN, and the persons designated by Global shall have been appointed directors and officers of ONTN.

            (h) ONTN shall have entered into an Employment Agreement with William A. Mobley, Jr. in the form and substance attached as Exhibit B as Chief Executive Officer of ONTN.

            (i) ONTN shall have entered into an Employment  Agreement with Andre
L. Forde in the form and substance attached as Exhibit C as Chief Operating Officer of ONTN.

                                   ARTICLE IX

                        Termination, Amendment and Waiver

      9.1 Termination. This Agreement may be terminated at any time prior to the
Closing: (a) by mutual written consent duly authorized by the respective Boards of Directors of ONTN and Global;

            (b) by ONTN or Global if the Exchange shall not have been consummated by December 31, 2005; provided, however, that the right to terminate this Agreement pursuant to his Section 9.1(b) shall not be available to a party whose action or failure to act has been a principal cause of or resulted in the failure of the Closing to occur on or before such date if such action or failure to act constitutes a breach of this Agreement;

            (c) by either ONTN or Global if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Exchange, which order, decree, ruling or other action shall have become final and nonappealable or any law, order, rule or regulation is in effect or is adopted or issued, which has the effect of prohibiting the Exchange;

            (d) by ONTN if Global has materially breached or violated any representation, warranty, covenant or agreement made by Global in this Agreement, and such breach or violation is not corrected within ten days after notice thereof has been given by ONTN to Global;

            (e) by Global if ONTN has materially breached or violated any representation, warranty, covenant or agreement made by ONTN in this Agreement, and such breach or violation is not corrected within ten days after notice thereof has been given by Global to ONTN;

            (f) by ONTN if any condition precedent to ONTN's obligations set forth in Section 8.1 above shall not have been satisfied or waived by ONTN on or before December 31, 2005; and

            (g) by Global if any condition precedent to Global's obligations set forth in Section 8.2 above shall not have been satisfied or waived by Global on or before December 31, 2005.

      9.2 Fees and Expenses. All Expenses (as such term is hereinafter defined) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such Expenses, regardless of whether the Exchange is consummated: As used in this Agreement, "Expenses" shall include all reasonable out-of-pocket expenses (including without limitation all fees and expenses of counsel, accountants, experts and consultants to a party and its Affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and all other matters relating to the closing of the Exchange and the other transactions contemplated hereby.

      9.3 Amendment. This Agreement may be amended by the parties by action taken by or on behalf of their respective Boards of Directors at any time prior to the Closing; provided, however, that there shall not be any amendment that by law requires further approval by the shareholders of Global without the further approval of such Global shareholders.

      9.4 Extension; Waiver. At any time prior to the Closing, either party may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                    ARTICLE X

                            Miscellaneous Provisions

      10.1 Further Assurances. From and after the date of this Agreement, each of the parties shall cooperate with one another, shall do and perform such actions and things, and shall execute and deliver such documents and instruments, as may be reasonable and necessary to effectuate the purposes and intents of this Agreement.

      10.2 Governing Law. This Agreement shall be governed by, and shall be construed and interpreted in accordance, with the laws of the State of Florida, without giving effect to the principles of conflicts of law thereof.

      10.3 Notices. Any and all notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) two days after having been delivered to Federal Express, DHL, UPS, Airborne or another recognized overnight courier or delivery service, (c) when delivered by facsimile transmission, provided that an original copy of such transmission shall be sent by first class mail, postage prepaid, or (d) five days after having been deposited into the United States mail, by registered or certified mail, return receipt requested, postage prepaid, to the respective parties at their respective addresses or to their respective facsimile telephone numbers, as follow:

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

If to ONTN:                110 Media Group, Inc.
                           95 Broadhollow Road
                           Suite 110
                           Melville, New York  1747
                           Attention:  President
                           Facsimile:  (   )

with a copy to:            Herbert H. Sommer, Esq.
                           Sommer & Schneider LLP
                           595 Stewart Avenue, Suite 710
                           Garden City, NY 11530
                           Facsimile: (516) 228-8211

If to Global:              Global Portals Online, Inc.
                           100 West Lucerne Circle
                           Suite 600
                           Orlando, Florida  32801
                           Attention:  President
                           Facsimile:  (407) 849-9834

with a copy to:            Gary D. Lipson, Esq.
                           Winderweedle, Haines, Ward & Woodman, P.A.
                           390 North Orange Avenue
                           Suite 1500
                           Orlando, Florida 32801
                           Facsimile: (407) 423-7014

or to such other address as any party may from time to time give written notice of to the other parties.

      10.4 Entire Agreement. This Agreement, together with the exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the parties with respect to such subject matter. Without limiting the generality of the immediately preceding sentence, the Letter of Intent is superceded by this Agreement and shall be of no further force or effect. This Agreement may not be amended or modified in any manner, except by a written instrument executed by each of the parties.

      10.5 Benefits; Binding Effect. This Agreement shall be for the benefit of, and shall be binding upon, the parties and their respective sucessors and assigns.

      10.6 Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law. If any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid by any court of competent jurisdiction, then, in any such event, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted.

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

      10.7 Jurisdiction and Venue. Any claim or dispute arising out of, connected with, or in any way related to this Agreement shall be instituted by the complaining party and adjudicated in a court of competent jurisdiction located in Orange County, Florida, and the parties to this Agreement consent to the personal jurisdiction of and venue in such courts. In no event shall any party to this Agreement contest the personal jurisdiction of such courts over or the venue of such courts.

      10.8 Waiver of Jury Trial. EACH OF THE PARTIES IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE PARTIES IN CONNECTION WITH THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

      10.9 No Waivers. The waiver by either party of a breach or violation of any provision of this Agreement by the other party shall not operate nor be construed as a waiver of any subsequent breach or violation,. The waiver by either party to exercise any right or remedy it may possess shall not operate nor be construed as a bar to the exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

      10.10 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

      10.11 Counterparts. This Agreement may be executed in any number of counterparts and by the separate parties in separate counterparts, each of which shall be deemed to constitute an original and all of which shall be deemed to constitute the one and the same instrument.

      IN WITNESS WHEREOF, each of the parties, by and through its undersigned officer thereunto duly authorized, has executed and delivered this Agreement on the date first written above.

                                        110 Media Group, Inc.

                                        By  /s/ Darren J. Cioffi
                                           ----------------------------
                                                Darren J. Cioffi,
                                                Chief Financial Officer

                                        Global Portals Online, Inc.

                                        By  /s/ William A. Mobley, Jr.
                                           -------------------------------------
                                                William A. Mobley, Jr., Chairman
                                                and Chief Executive Officer


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